BORROWINGS	12 Months Ended
Dec. 31, 2017
Borrowings [abstract]
BORROWINGS
BORROWINGS
Borrowings are comprised of the following for the years ended:

		December 31, 2017		December 31, 2016
	Maturity	Weighted average effective interest rate	$	Weighted average effective interest rate	$
Revolving Credit Facility (a) (1)	November 2019	3.39%	254,773	2.90%	159,608
Powerband Revolving Line of Credit(b)	March 2018 and July 2018	8.75%	9,563	9.52%	862
Finance lease liabilities (c)	Various until June 2022	3.11%	8,817	3.23%	14,265
Forgivable government loan (d) (2)	January 2024	1.25%	4,660	1.25%	3,276
Term and other loans (e)	Various until December 2021	9.05%	1,650	7.44%	1,814
			279,463		179,825
Less: current borrowings			14,979		7,604
			264,484		172,221

(1)	The Revolving Credit Facility is presented net of unamortized related debt issue costs, amounting to $1.4 million as of December 31, 2017 and 2016.

(2)	The forgivable government loan is shown net of imputed interest amounting to $0.3 million and $0.2 million as of December 31, 2017 and 2016, respectively.
Repayments of borrowings are due as follows:

	Finance lease liabilities	Other long-term borrowings
	$	$
2018	4,891	10,348
2019	1,047	257,116
2020	471	1,238
2021	406	1,278
2022	2,645	921
Thereafter	—	1,381
Total payments	9,460	272,282
Interest expense included in minimum lease payments	643	—
Total	8,817	272,282

(a)	Revolving Credit Facility
The Company has a five-year, $450.0 million revolving credit facility with a syndicate of financial institutions ("Revolving Credit Facility"). On June 9, 2017, the Company amended its Revolving Credit Facility to increase its borrowing limit by $150.0 million, bringing the Revolving Credit Facility credit limit from an initial amount of $300.0 million to $450.0 million. In securing the amendment, the Company incurred debt issue costs amounting to $0.7 million which were capitalized and are being amortized using the straight-line method over the remaining life of the Revolving Credit Facility.
The Revolving Credit Facility matures on November 18, 2019 and bears an interest rate based primarily on the London Interbank Offered Rates ("LIBOR "), or other floating rate for credit loans denominated in an alternative currency, plus a spread varying between 100 and 225 basis points depending on the consolidated total leverage ratio (175 basis points as of December 31, 2017 and 150 basis points as of December 31, 2016). Revolving credit loans denominated in the alternative currency of Canadian dollars bear interest primarily at the Canadian Dollar Offer Rate ("CDOR") plus the applicable margin mentioned above and any mandatory costs. Interest payments on base rate loans, which consist of all loan draws not funded with a floating rate contract, are due and payable in arrears on the last business day of each calendar quarter. Interest payments on floating rate loans are due and payable on the last day of each interest period. If such interest period extends over one month, interest is due at the end of each one month-interval during such interest period.
The credit agreement also includes an incremental accordion feature of $150.0 million, which enables the Company to increase the limit of the Revolving Credit Facility, subject to the credit agreement’s terms and lender approval, if needed. Such incremental revolving credit increase matures on the revolving credit maturity date and bears interest at the rate applicable to the revolving credit loans.
As of December 31, 2017, the Revolving Credit Facility’s outstanding balance amounted to $272.5 million, which consisted of $256.2 million of borrowed funds ($254.8 million, net of $1.4 million in unamortized debt issue costs) and $16.3 million in standby letters of credit. Accordingly, the Company’s unused availability as of December 31, 2017 amounted to $177.5 million.
The Revolving Credit Facility is secured by a first priority lien on substantially all personal property of the Company and all current and future material subsidiaries. The lenders have a right to the collateral only in the event of default as defined in the credit agreement and related agreements under the Revolving Credit Facility.
As of December 31, 2017, the Revolving Credit Facility has, in summary, three financial covenants: (i) a consolidated total leverage ratio not to be greater than 3.25 to 1.00, with an allowable temporary increase to 3.75 to 1.00 for the four quarters following an acquisition with a price not less than $50.0 million, (ii) a consolidated debt service ratio not to be less than 1.50 to 1.00, and (iii) the aggregated amount of all capital expenditures in any fiscal year may not exceed $100.0 million (this was increased from $50.0 million under the January 2017 amendment to the Revolving Credit Facility) and any amounts not expended in the current year may not be carried over to the following year. Prior to the January 2017 amendment, any portion of the allowable $50.0 million related to capital expenditures which was not expended in the current year could be carried over for expenditure in the following year but not carried over to any subsequent year thereafter. The Company was in compliance with the consolidated total leverage ratio, consolidated debt service ratio and capital expenditures limit which were 2.16, 8.77 and $85.3 million , respectively, as of December 31, 2017. A default under the Revolving Credit Facility is deemed a default under the equipment finance agreement referred to below.

(b)	Powerband Revolving Line of Credit
In September 2016, the Company acquired 74% of the issued and outstanding shares in Powerband (refer to Note 16 for more information regarding the acquisition). The partially owned subsidiary maintains a revolving line of credit ("Powerband Revolving Line of Credit") which had an outstanding balance of $9.6 million (INR 610.6 million) as of December 31, 2017.
The Powerband Revolving Line of Credit consists of a cash flow loan that matures in July 2018 and bears interest at the prevailing Indian Marginal Cost-Lending Rate plus a premium of 0.60%. As of December 31, 2017, $1.4 million (INR 85.4 million) had been utilized resulting in loan availability of $0.4 million (INR 28.3 million).
In 2017, the Powerband Revolving Line of Credit was amended to add an incremental overdraft facility totalling $14.5 million (INR 925.7 million). The incremental portion of the Powerband Revolving Line of Credit matures in March 2018 and bears interest at the prevailing Indian Marginal Cost-Lending Rate plus a premium of 0.60%. The incremental facility is secured by a standby letter of credit under the Company's Revolving Credit Facility. As of December 31, 2017, the incremental facility had a total drawn amount of $8.2 million (INR 525.2 million) resulting in loan availability of $6.3 million (INR 400.5 million).

(c)	Finance lease liabilities
The Company has obligations under finance lease liabilities for the rental of a building, computer hardware, manufacturing equipment and office equipment, payable in monthly installments ranging from $127 to $263,450, including interest, for both 2017 and 2016. In addition, a $2.5 million lump sum payment is due in June 2022 under one of the lease liabilities. The finance lease liabilities are secured by the assets under lease with the following carrying amounts included in property, plant and equipment for the years ended:

	December 31, 2017	December 31, 2016
	$	$
Buildings	1,978	2,429
Manufacturing equipment (1)	19,304	20,995
	21,282	23,424

(1)
The finance lease liabilities related to manufacturing equipment include a secured debt equipment finance agreement for qualifying US capital expenditures during the period of May 2012 through March 31, 2014 totalling $25.7 million, payable in monthly installments ranging from $39,329 to $263,450, including interest, over the applicable terms. The terms of the arrangement include multiple individual finance leases, each of which has a term of 60 months and a fixed interest rate of 2.74%, 2.90%, and 2.95% for leases scheduled prior to January 1, 2013, January 1, 2014, and March 31, 2014, respectively. The finance lease agreements are secured by the equipment with a net book value of $18.9 million as of December 31, 2017 ($20.6 million as of 2016).

(d)	Forgivable government loans
In August 2015, one of the Company’s wholly-owned subsidiaries entered into a partially forgivable loan. The loan was entered into with Agencia para Investmento Comercio Externo de Portugal, EPE ("AICEP"), the Portuguese agency for investment and external trade, as part of financing a capital expansion project. Based on the terms of the agreement, 50% of the loan will be forgiven in 2020 based on satisfying certain 2019 targets, including financial metrics and headcount additions. The partially forgivable loan is non-interest bearing and semi-annual installments of principal are due beginning in July 2018 through January 2024.
To reflect the benefit of the interest-free status, the loan was discounted to its estimated fair value using a discount rate of 1.25% which reflects the borrowing cost of the Company’s wholly-owned subsidiary. The loan had an outstanding balance of $5.0 million (€4.1 million) as of December 31, 2017 and $3.3 million (€3.1 million) as of December 31, 2016. The difference between the gross proceeds and the fair value of the loan, which totalled $4.7 million (€3.8 million) as of December 31, 2017, is the benefit derived from the interest-free loan and is recognized as deferred income in the Company's consolidated balance sheet in the caption other liabilities in the amount of $0.3 million and $0.2 million as of December 31, 2017 and 2016, respectively. When the capital expansion assets are placed into service, the deferred income will be recognized in earnings through cost of sales on a systematic basis over the related assets’ useful lives. In addition, imputed interest expense will be recorded over the life of the loan so that at the end of the loan period the amount to be reimbursed will equal the nominal amount. Interest expense of less than $0.1 million was recognized on this loan during the years ended December 31, 2017 and 2016.
(e)    Term and other loans
In October 2015, one of the Company’s wholly-owned subsidiaries entered into a long-term debt agreement containing a short-term credit line and a long-term loan for up to $9.4 million (€7.8 million) for the purpose of financing a capital expansion project. As of December 31, 2017, no amounts were outstanding under the short-term credit line. As of December 31, 2016, $0.4 million (€0.4 million) was outstanding. The credit line bears interest at the rate of the six-month Euro Interbank Offered Rate ("EURIBOR") plus a premium (125 basis points as of December 31, 2017 and 2016). The effective interest rate was 1.25% as of December 31, 2017 and 2016. The short-term credit line matures in October 2018 and is renewable annually, with interest due quarterly and billed in arrears. The long-term loan had a period for capital use until October 2017 and matures in April 2022, with interest billed in arrears and due bi-annually beginning in April 2018. As of December 31, 2017, the long-term loan has been fully repaid. The long-term loan totalled $0.3 million (€0.3 million) on December 31, 2016. The debt agreements are secured by a comfort letter issued to the lender by the Company in favour of its wholly-owned subsidiary.
One of the Company's partially owned subsidiaries maintains a term loan which is repayable in 61 monthly installments and bears interest at the prevailing Indian Marginal Cost-Lending Rate plus a premium of 0.90%. The loan totalled $1.2 million (INR 79.3 million) and $0.9 million (INR 62.0 million) as of December 31, 2017 and 2016, respectively. The loan matures in December 2021.
Reconciliation of liabilities arising from financing activities

The changes in the Company’s liabilities arising from financing activities can be classified as follows:

	Borrowings, non-current (excluding finance lease liabilities)	Borrowings, current (excluding finance lease liabilities)	Finance lease liabilities	Total
	$	$	$	$
Balance as of December 31, 2016	163,648	1,912	14,265	179,825
Cash flows:
Proceeds	225,498	31,523	—	257,021
Repayments	(132,273)	(24,112)	(5,722)	(162,107)
Debt issuance costs	(683)	—	—	(683)
Non-cash:
Additions – separately acquired	—	—	276	276
Additions through business acquisitions	—	559	—	559
Amortization of debt issuance costs	651	—	—	651
Foreign exchange and other	3,675	248	(2)	3,921
Reclassification	(216)	216	—	—
Balance as of December 31, 2017	260,300	10,346	8,817	279,463